SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement         [ ]   Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]   Fee paid previously with preliminary materials:

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      paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

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

                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
                              520 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747

                                  June 13, 2001

Dear Fellow Stockholder:

            You are cordially invited to attend the 2001 Annual Meeting of Stockholders of American Home Mortgage Holdings, Inc. ("AHMH," or the "Company"), which will be held on Wednesday, July 11, 2001, commencing at 10:30 a.m. local time, at 520 Broadhollow Road, Melville, New York 11747.

            At the Company's Annual Meeting, you will be asked (i) to consider and vote upon the election of two Class II directors to serve for a three-year term; (ii) to consider and ratify Deloitte & Touche LLP as AHMH's external auditors; (iii) to approve an amendment to the AHMH 1999 Omnibus Stock Incentive Plan (the "Plan") to increase the number of shares subject to awards granted under the Plan and the maximum number of shares that are available to be granted as incentive stock options under the Plan; and (iv) to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof. These proposals are more fully described in the Proxy Statement which follows.

            We hope that you will find it convenient to attend in person. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE PROMPTLY DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING AND THE PRESENCE OF A QUORUM. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

            A copy of the Company's Annual Report to Stockholders is being provided to each of the Company's stockholders with this Proxy Statement. Additional copies may be obtained by writing to American Home Mortgage Holdings, Inc., 520 Broadhollow Road, Melville, New York 11747, Attention:
Secretary.

            On behalf of the Board of Directors and associates of AHMH, I would like to express the Company's appreciation for your continued support.


                                       Sincerely,



                                       /s/ Michael Strauss
                                       ---------------------------------------
                                       Michael Strauss
                                       President and Chief Executive Officer

                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
                              520 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 11, 2001

TO THE STOCKHOLDERS OF AMERICAN HOME MORTGAGE HOLDINGS, INC.:

            Notice is hereby given that the Annual Meeting of Stockholders of American Home Mortgage Holdings, Inc., a Delaware corporation ("AHMH," or the "Company"), will be held on Wednesday, July 11, 2001, commencing at 10:30 a.m. local time, at 520 Broadhollow Road, Melville, New York 11747 for the following purposes:

      1. To elect two Class II directors to serve for a three-year term expiring at the 2004 Annual Meeting of Stockholders.

      2. To consider and ratify Deloitte & Touche LLP as the Company's external auditors for the fiscal year ending December 31, 2001.

      3. To approve an amendment to the AHMH 1999 Omnibus Stock Incentive Plan (the "Plan") to increase the number of shares subject to awards granted under the Plan from 750,000 to 1,500,000 and to increase the maximum number of shares that are available to be granted as incentive stock options under the Plan from 750,000 to 1,500,000.

      4. To consider and act upon such other business as may properly come before the Annual Meeting.

            The Board of Directors has fixed the close of business on May 25, 2001 as the record date for the determination of stockholders entitled to notice of and to vote on any matters which may properly come before the Annual Meeting and at any adjournments or postponements thereof.

                                       By order of the Board of Directors,



                                       /s/ Michael Strauss
                                       ---------------------------------------
                                       Michael Strauss
                                       President and Chief Executive Officer

Dated:  June 13, 2001
Melville, New York

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
                              520 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 11, 2001

                                   -----------

            This Proxy Statement is furnished by the Board of Directors of American Home Mortgage Holdings, Inc., a Delaware corporation ("AHMH," or the "Company"), in connection with AHMH's solicitation of proxies for use at the 2001 Annual Meeting of Stockholders of AHMH (the "Annual Meeting"), which will be held on Wednesday, July 11, 2001, commencing at 10:30 a.m. local time, at 520 Broadhollow Road, Melville, New York 11747, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Proxy Card are being mailed to stockholders of AHMH on or about June 13, 2001.

            All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. In voting by proxy with regard to the election of directors, stockholders may vote in favor of each nominee or withhold their votes as to each nominee. If no direction is given on a proxy, it will be voted for the election of each nominee for director.

            In voting by proxy with regard to ratification of Deloitte & Touche LLP as AHMH's external auditors, stockholders may vote in favor of ratification or against or may abstain from voting with respect to this proposal. If no direction is given on a proxy, it will be voted for the ratification of Deloitte & Touche LLP.

            In voting by proxy with regard to the amendment to the AHMH 1999 Omnibus Stock Incentive Plan (the "Plan"), to increase the number of shares subject to awards granted under the Plan and the maximum number of shares that are available to be granted as incentive stock options under the Plan, stockholders may vote in favor of the amendment or against or may abstain from voting with respect to this proposal. If no direction is given on a proxy, it will be voted for the amendment of the Plan.

            A stockholder who has given a proxy may revoke it at any time before it is exercised by giving notice of revocation to the Secretary of AHMH, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

                                VOTING SECURITIES

            The Board of Directors has fixed the close of business on May 25, 2001 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Holders of record of the common stock, par value $0.01 per share (the "Common Stock"), of AHMH as of May 25, 2001, will be entitled to one vote for each share held. On May 25, 2001, there were 9,002,251 shares of Common Stock outstanding and entitled to vote.

            A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of the Class II directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for (i) the ratification of Deloitte & Touche LLP as the Company's external auditors and (ii) the approval of the amendment to the Plan.

            A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Broker non-votes also will be counted for the purpose of determining the presence of a quorum. Brokers who do not receive a stockholder's instructions are entitled to vote on the election of directors and the ratification of the external auditors. A broker may not vote on the approval of the amendment to the Plan unless it receives voting instructions from the beneficial owner. Broker non-votes and stockholder abstentions will have no effect on the outcome of the election of directors. With respect to the ratification of the external auditors and the approval of the amendment to the Plan, a stockholder abstention will have the same effect as if such stockholder voted against these proposals. With respect to the ratification of the external auditors, a broker non-vote will have the same effect as a vote against this proposal. A broker non-vote will not be counted for or against the approval of the amendment to the Plan and will have no effect on the outcome of this proposal.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding ownership of Common Stock as of May 25, 2001, by (i) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock as of May 25, 2001, (ii) each of the members of the Company's Board of Directors, (iii) each of the Company's executive officers named in the "Summary Compensation Table" under "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group. All shares were owned directly with sole voting and investment power unless otherwise indicated.



                                                          PERCENT OF COMMON
                               SHARES OF COMMON STOCK    STOCK BENEFICIALLY
NAME (1)                         BENEFICIALLY OWNED           OWNED (2)
-----------------------------  ----------------------    ------------------

Michael Strauss                      5,089,606                  56.5%

Joseph P. Bryant                        16,667                    *

Robert E. Burke (3)                        ---                    *

John A. Johnston (4)                   403,448                   4.5%

Scott Messina (3)                          ---                    *

James P. O'Reilly (3)                      ---                    *

C. Cathleen Raffaeli                    16,667                    *

Leonard Schoen, Jr. (3)                    ---                    *

Kenneth P. Slosser (3)                  66,667                    *

All directors and executive
officers as a group (eight
persons) (5)                         5,740,055                  63.2%

--------------------
*    Represents less than 1%.

(1) Each person listed in the table is a director or named executive officer of the Company, with an address at c/o American Home Mortgage Holdings, Inc., 520 Broadhollow Road, Melville, New York 11747.

(2) Ownership percentages are based on 9,002,251 shares of Common Stock outstanding as of May 25, 2001. Under the rules of the Securities and Exchange Commission, shares of common stock that an individual has a right to acquire within 60 days from May 25, 2001 pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person shown in the table.

(3) This number includes 16,667 restricted shares of the Company's Common Stock and 50,000 warrants to purchase shares of the Company's Common Stock. Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, shares of common stock that an individual has a right to acquire within 60 days from May 25, 2001 pursuant to the exercise of options or warrants are deemed to be beneficially owned by such person. Messrs. Schoen, Burke and O'Reilly each own options to purchase the Company's Common Stock as follows: (i) Mr. Schoen - 33,334, (ii) Mr. Burke - 25,000 and (iii) Mr. O'Reilly - 25,000; however, such options are not exercisable until October 6, 2001, and as such are not deemed "beneficially owned" for purposes of this table. Mr. Messina also held 10,000 options to purchase Common Stock of the Company, but his options expired upon the termination of his employment with the Company on April 3, 2001 and are no longer exercisable.

(4) Mr. Johnston acquired his shares of Common Stock in connection with the Agreement and Plan of Merger, dated December 29, 1999, between the Company and Marina Mortgage Company, Inc., now a wholly-owned subsidiary of the Company ("Marina").

(5) Does not include Mr. Messina, whose employment with the Company terminated on April 3, 2001.

                          I.   ELECTION OF DIRECTORS

            The Amended and Restated Bylaws of AHMH provide that the AHMH Board of Directors will consist of not less than three members nor more than twelve members, the exact number to be determined by resolution adopted by the affirmative vote of a majority of all directors of AHMH. There are currently six members on the Board of Directors, which is divided into three classes. Directors in each class are elected for a three-year term in staggered years.

            John A. Johnston, whose term expires this year, is a Class II director and has been nominated for re-election to the Board of Directors to hold office for a full three-year term expiring at the 2004 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. Mr. Johnston is also the Chief Executive Officer of Marina. The nominee is presently a director of AHMH and has consented to be named as a nominee and to serve as a director if elected. Should the nominee be unable or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend. Management does not anticipate that such an event will occur.

            Leonard Schoen, Jr., whose term expires this year, is a Class II director and has been nominated for re-election to the Board of Directors to hold office for a full three-year term expiring at the 2004 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. The nominee is presently a director of AHMH and has consented to be named as a nominee and to serve as a director if elected. Should the nominee be unable or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend. Management does not anticipate that such an event will occur.

INFORMATION ABOUT THE NOMINEES, THE CONTINUING DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

            The table below sets forth the names and ages of the directors, including the nominees, the executive officers and the key employees of the Company, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.


               NAME                     AGE                        POSITION WITH AHMH
-----------------------------------  ---------  ------------------------------------------------------

NOMINEE DIRECTORS WHOSE
TERMS EXPIRE IN 2001:

   John A. Johnston                      47     Director of AHMH and Chief Executive Officer of Marina
   Leonard Schoen, Jr.                   36     Director and Executive Vice President

CONTINUING DIRECTORS WHOSE TERMS
EXPIRE IN 2002:

   Michael Strauss                       42     Chairman of the Board, President and Chief Executive Officer
   Joseph P. Bryant                      53     Director

CONTINUING DIRECTORS WHOSE TERMS
EXPIRE IN 2003

   C. Cathleen Raffaeli                  44     Director
   Kenneth P. Slosser                    37     Director

EXECUTIVE OFFICERS AND OTHER KEY
EMPLOYEES WHO ARE NOT DIRECTORS:

   Ronald L. Bergum                      38     President of Marina
   Robert E. Burke                       34     Chief Financial Officer
   Chris Cavaco                          32     Chief Information Officer
   Mitchell Eininger                     45     Senior Vice President, Business Development
   Thomas J. Fiddler                     35     Executive Vice President, Sales and Marketing
   Donald Henig                          42     Senior Vice President, New Sales Channels
   Paul E. Knag, Jr.                     29     Senior Vice President, MortgageSelect Production
   Dena Kwaschyn                         40     Senior Vice President, Operations
   John A. Manglardi                     48     Senior Executive Vice President
   Vincent A. Manglardi                  45     Senior Executive Vice President
   James P. O'Reilly                     47     Senior Vice President, Secondary Marketing
   Richard D. Silver                     56     Senior Vice President, Controller


            MICHAEL STRAUSS. Mr. Strauss, the Company's founder, established the Company in 1988 and currently serves as the Chairman of the Board of Directors, President and Chief Executive Officer. He is responsible for the Company's strategic direction as well as overseeing its day-to-day operations.

            RONALD L. BERGUM. Mr. Bergum has served as President of Marina since 1994. AHMH acquired Marina on December 29, 1999, and Mr. Bergum has continued to serve as President of Marina, now one of our wholly-owned subsidiaries, since such date.

            JOSEPH P. BRYANT. Mr. Bryant has served on the Company's Board of Directors since October 1999. Mr. Bryant has been the President of the Real Estate Group of eOriginal, Inc., an electronic document services company, since March 2000. He has also been the Chief Executive Officer of The Bison Financial Group, Inc., a company involved in buying, selling and financing distressed commercial real estate, since July 1999. From March 1998 to July 1999, he was Chief Executive Officer and President of Roslyn National Mortgage Corp., a New York-based multi-state mortgage company. From June 1997 to March 1998, he was First Vice President of Home Federal Savings Bank. From March 1993 to June 1997, Mr. Bryant served as Executive Vice President and Chief Mortgage Officer of Long Island Savings Bank.

            ROBERT E. BURKE. Mr. Burke served as AHMH's Chief Financial Officer from April 1997 to April 1999 and has resumed that position as of March 2000. Mr. Burke served on AHMH's Board of Directors from October 1999 until March 2000 and served as Senior Vice President, Treasurer from May 1999 until March 2000. He was a partner with Burke & Company, an independent accounting firm, from 1995 to 1997, and a Senior Manager at Goldstein Golub Kessler & Company, P.C., another independent accounting firm, from 1990 to 1995. Mr. Burke is a Certified Public Accountant.

            CHRIS CAVACO. Mr. Cavaco joined the Company in November 2000 as its Chief Information Officer. Prior to joining the Company, he worked for MCI WorldCom Wireless from June 1997 as the Network and Systems Manager and, later, Applications Development Manager. From 1991 until June 1997, Mr. Cavaco was self-employed as an information system consultant.

            MITCHELL EININGER. Mr. Eininger joined the Company in November 1996 as Senior Vice President, Business Development. From March 1993 to November 1996, he was an Assistant Vice President of Norwest Mortgage, where he was responsible for opening mortgage banking facilities in the New York City area. From 1990 to 1993, Mr. Eininger was the branch manager of the Bardonia, New York office of Sears Mortgage Company, where he was responsible for origination, staffing and employee and customer relation matters.

            THOMAS J. FIDDLER. Mr. Fiddler has been the Company's Executive Vice President, Sales and Marketing, since the Company acquired First Home Mortgage Corp. ("First Home") in June 2000. Prior to the acquisition, he served as Vice President, Sales, of First Home since 1997. Mr. Fiddler manages over 150 retail mortgage loan originators with production in 2000 in excess of $1.5 billion.

            DONALD HENIG. Mr. Henig joined the Company in February 2001 as Senior Vice President, New Sales Channels. From February 2000 until February 2001, Mr. Henig served as Senior Vice President at LoanTrader.com, where he was responsible for business development and corporate relations. From October 1999 until February 2000, Mr. Henig was Managing Director - National Account Sales and Eastern Region Manager of Ultraprise.com, an online secondary market exchange. Between 1997 and 1999, Mr. Henig served as Senior Vice President, National Sales and Director of Lender Relations at MtgPro, Inc. In 1995, Mr. Henig founded Mortgage Tech Group, LTD., a multistate mortgage origination franchise, and he served as President of that company until 1997. From 1985 until 1995, Mr. Henig served as President of Island Mortgage Network, Inc., a company which he founded.

            JOHN A. JOHNSTON. Mr. Johnston has been one of AHMH's directors since March 2000 and has served as Chief Executive Officer of Marina since 1991.

The Company acquired Marina on December 29, 1999, and Mr. Johnston has continued to serve as Chief Executive Officer of Marina, now one of AHMH's wholly-owned subsidiaries, since such date.

            PAUL E. KNAG, JR. Mr. Knag joined the Company in July 1997. He is Senior Vice President, MortgageSelect Production, overseeing the Company's three Internet call centers. From 1995 to 1997, he was with PNC Mortgage, where he initiated Internet mortgage originations.

            DENA KWASCHYN. Ms. Kwaschyn joined the Company in February 2001 as Senior Vice President, Operations. From April 2000 to February 2001, Ms. Kwaschyn served as Director of Operations for L'Argent Mortgage Bankers. From April 1999 until March 2000, Ms. Kwaschyn was a self-employed consultant to various mortgage banking firms. Ms. Kwaschyn was Executive Vice President, Director of Mortgage Lending, from September 1997 until April 1999 at Long Island Savings Bank, having first served as Long Island Savings Bank's Director of Operations of the Mortgage Division from February 1986 through September 1997.

            JOHN A. MANGLARDI. Mr. Manglardi has been a Senior Executive Vice President since the Company acquired First Home in June 2000. Prior to the acquisition, he served as President and Chief Executive Officer of First Home since he co-founded that company in 1994. Mr. Manglardi is directly involved in the day-to-day operations of the management, administration and expansion of the Company's First Home sales network. Mr. Manglardi is the brother of Vincent A. Manglardi.

            VINCENT A. MANGLARDI. Mr. Manglardi has been a Senior Executive Vice President since the Company acquired First Home in June 2000. Prior to the acquisition, he served as Senior Vice President and Treasurer of First Home since he co-founded that company in 1994. Mr. Manglardi is directly involved in the day-to-day activities of the Company's wholesale lending business. Mr. Manglardi is the brother of John A. Manglardi.

            JAMES P. O'REILLY. Mr. O'Reilly joined the Company in March 1998 as Senior Vice President, Secondary Marketing. He was Senior Vice President at Gateway Funding, a Pennsylvania mortgage banker, from 1996 to March 1998, President of Secondary Marketing Services, a consulting firm specializing in interest rate risk management, from 1994 to 1996 and Senior Vice President at First Keystone Mortgage, a Pennsylvania mortgage banker, from 1993 to 1994. Mr. O'Reilly also is a Certified Public Accountant and, prior to 1993, was a Senior Bank Examiner for the Federal Home Loan Bank Board, where he was responsible for the supervisory examinations of thrift institutions.

            C. CATHLEEN RAFFAELI. Ms. Raffaeli has served on AHMH's board of directors since October 1999. Since December 1998, Ms. Raffaeli has been the President and Chief Operating Officer of Proact Technologies Corp., an e-commerce company majority owned by IXL Enterprises, a Nasdaq National Market-listed Internet services company. Prior to joining Proact Technologies Corp., Ms. Raffaeli was the Executive Director of the commercial credit card division of Citicorp from 1994. From 1992 to 1994, Ms. Raffaeli served as Senior Vice President of Chemical Bank, where she was responsible for its New York retail mortgage and national telemarketing business.

            LEONARD SCHOEN, JR. Mr. Schoen has been with the Company since 1988. He has served on the Company's Board of Directors since October 1999 and was the Senior Vice President, Operations, overseeing all processing and underwriting functions, from 1995 until February 2001, when Mr. Schoen was named Executive Vice President.

            RICHARD D. SILVER. Mr. Silver joined the Company in February 2000 as Senior Vice President, Controller. Prior to joining AHMH, he was Chief Financial Officer of Marina, which the Company acquired on December 29, 1999, since 1998. Prior to that, Mr. Silver served as Senior Vice President, Controller of Downey Financial Corp., a federally-chartered savings association, in Newport Beach, California, where he was responsible for managing the accounting department.

            KENNETH P. SLOSSER. Mr. Slosser was appointed to AHMH's Board of Directors in March 2000 to fill the vacancy created by Robert E. Burke's resignation from the Board. Since 1998, Mr. Slosser has been a Managing Director of the Investment Banking and Corporate Finance Department of the investment bank Friedman, Billings, Ramsey & Co., Inc. From December 1996 until 1998, Mr. Slosser was a Senior Vice President of Friedman, Billings, Ramsey & Co., Inc. From August 1990 through November 1996, Mr. Slosser served as Assistant Regional Director for the Office of Thrift Supervision, a division of the U.S. Treasury Department responsible for the oversight and examination of savings institutions. From June 1986 through August 1990, he served in various other capacities with the Office of Thrift Supervision.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            The Board of Directors of AHMH held four meetings during the last fiscal year and took action by written consent on nine occasions. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and Board committees on which he or she served that were held during such period.

            The Board of Directors of AHMH currently has two standing committees: the Audit Committee and the Compensation Committee. The Audit Committee met on two occasions during 2000 and the Compensation Committee met once during 2000.

            The principal functions of the Audit Committee are to make recommendations to the Company's Board of Directors concerning the engagement of independent public accountants, monitor and review the quality and activities of the Company's internal audit functions and those of its external auditors, and monitor the adequacy of the Company's operating and internal controls as reported by management and the external or internal auditors. The present members of the Audit Committee are Joseph P. Bryant, C. Cathleen Raffaeli and Kenneth P. Slosser.

            The principal functions of the Compensation Committee are to review salaries, benefits and other compensation of the Company's officers and other employees, make recommendations to the Company's Board of Directors regarding salaries, benefits and other compensation, and administer its employee benefit plans. The present members of the Compensation Committee are Joseph P. Bryant and C. Cathleen Raffaeli.

------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

            The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter (a copy of which is attached to this Proxy Statement as Exhibit A), which has been approved and adopted by the Board of Directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three non-employee directors.

            The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

            The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company's auditing, accounting and financial reporting processes generally.

            Management is responsible for the preparation and integrity of the Company's financial statements. The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2000 and met with both management and the Company's external auditors to discuss those financial statements. Management and the external auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

            The Audit Committee has received from and discussed with the external auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the external auditors any matters required to be discussed by Statement on Auditing Standards No. 61.

            Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

            Respectfully submitted,
            The Audit Committee

            Joseph P. Bryant
            C. Cathleen Raffaeli
            Kenneth P. Slosser


--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

            The following table sets forth certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Chief Executive Officer and to each of the Company's four most highly compensated executive officers other than the Chief Executive Officer during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE



                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                              ANNUAL COMPENSATION               AWARDS
                                                        ----------------------------      -----------------     ----------------
                                                                                              SECURITIES           ALL OTHER
                                                                                              UNDERLYING            COMPEN-
NAME AND PRINCIPAL POSITION                 YEAR          SALARY ($)       BONUS ($)        OPTIONS/SARS (#)      SATION ($) (1)
---------------------------------           ----        -------------     ----------      -----------------     ----------------

Michael Strauss                             2000          355,329 (3)         ---                  ---                  ---
Chief Executive Officer                     1999          124,384             ---                  ---                  ---
and President (2)                           1998          131,847             ---                  ---                  ---

Robert E. Burke                             2000          188,000             ---                    ---             13,974
Chief Financial Officer (4)                 1999          173,145          20,000                 25,000                ---
                                            1998          156,154             ---                    ---              9,010

Scott Messina                               2000          229,500             ---                    ---              4,523
Senior Vice President, Internet             1999          162,735             ---                 10,000             25,791
Operations (5)                              1998           63,654 (6)         ---                    ---                ---

James P. O'Reilly                           2000          209,230          86,674                    ---                ---
Senior Vice President, Secondary            1999          142,308          43,687                 25,000                ---
Marketing                                   1998          100,019             ---                    ---                ---

Leonard Schoen, Jr.                         2000          260,000             ---                    ---             21,758
Executive Vice President                    1999          249,449             ---                 33,334              5,076
                                            1998          219,711             ---                    ---             13,931


------------------------------------

(1) Represents commissions earned for loan applicants referred to the Company who subsequently closed a transaction.

(2) In addition, prior to the Company's initial public offering, American Home Mortgage Corp. ("AHMC"), the Company's predecessor and current subsidiary, elected to be treated for income tax purposes as an S corporation. In connection with the initial public offering, AHMC distributed to Mr. Strauss, its sole stockholder, a promissory note in the amount of $7.8 million, bearing interest at the rate payable on the Company's principal credit facility, in respect of AHMC's previous S corporation earnings. In connection with that distribution, the Company agreed to indemnify Mr. Strauss, on an after-tax basis, from all liability for the Company's taxes and those of AHMC with respect to the period after the initial public offering.

(3) Although Mr. Strauss' employment agreement provides for a salary of $350,000 in 2000, he earned $355,329 in 2000 as a result of a one-time adjustment due to the Company's conversion from a bi-weekly to a semi-monthly payroll.

(4) Mr. Burke served as Chief Financial Officer of the Company from April 1997 through April 1999, and has resumed that position as of March 2000. From May 1999 until March 2000, Mr. Burke served as Senior Vice President, Treasurer, of the Company.

(5) Mr. Messina served as Senior Vice President, Internet Operations, of the Company from September 29, 1998 until April 3, 2001. Mr. Messina's options expired upon the termination of his employment with the Company and are no longer exercisable.

(6) This amount includes Mr. Messina's salary from September 29, 1998 to December 31, 1998 and includes any commissions he received during that period.

STOCK OPTION GRANTS AND EXERCISES DURING THE LAST FISCAL YEAR

            No stock option grants were made during 2000.

            The following table sets forth certain summary information concerning exercised and unexercised options to purchase AHMH's Common Stock as of December 31, 2000, under the Plan held by the executive officers named in the "Summary Compensation Table."

                      STOCK OPTION EXERCISES IN FISCAL YEAR
                     2000 AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED IN-THE-MONEY
                                                                OPTIONS/SARS HELD AT FISCAL       OPTIONS/SARS AT FISCAL YEAR-END
                                                                        YEAR-END (#)                          ($) (1)
                                                              -------------------------------    ---------------------------------
                             ACQUIRED ON    VALUE REALIZED
            NAME             EXERCISE (#)          ($)         EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
------------------------     ------------   --------------    --------------   --------------    ---------------  ----------------

Michael Strauss                  --               --              --                --                --                --

Robert E. Burke                  --               --              --               25,000             --                --

Scott Messina (2)                --               --              --               10,000             --                --

James P. O'Reilly                --               --              --               25,000             --                --

Leonard Schoen, Jr.              --               --              --               33,334             --                --

------------
(1) The value of unexercised in-the-money options/SARs is calculated by multiplying the number of options/SARs held at year-end 2000 by the difference between the exercise price, $6.00 per share, and $4.75, the closing price of AHMH's Common Stock at December 29, 2000. Since the closing price is less than the exercise price, the options listed in the table above were not in-the-money as of December 29, 2000.

(2) Mr. Messina's options expired upon the termination of his employment with the Company on April 3, 2001 and are no longer exercisable.


EMPLOYMENT ARRANGEMENTS

            The Company's employment agreement with Michael Strauss, its President and Chief Executive Officer, provides for an annual base salary of $350,000 commencing January 1, 2000, and a discretionary bonus. The agreement has an initial term of three years and will automatically renew for additional one-year terms, provided that either party may terminate the agreement upon 12-months' notice prior to the expiration date. The employment agreement contains covenants not to compete for a period ending on the later of the first anniversary of the termination of Mr. Strauss' employment and October 6, 2002. If (i) the Company terminates the agreement for any reason other than for cause or upon Mr. Strauss' disability, (ii) Mr. Strauss terminates his employment for good reason or (iii) in connection with or following a change in control, his position is eliminated or Mr. Strauss no longer serves as the Company's chief executive officer with power, authority and responsibility attendant to such office, then the Company must pay him a lump sum payment equal to 299% of his base salary, plus the average of his annual incentive award over the preceding five years.

            The Company's employment agreement with Leonard Schoen, Jr., formerly its Senior Vice President, Operations, and currently its Executive Vice President (as of February 26, 2001), provides for an annual base salary of

$260,000. The agreement also restricts, for a period of one year after termination of employment, certain employment with mortgage brokerage businesses. The employment agreement is terminable by either party on two weeks' prior written notice to the other party.

            The Company's employment agreement with James P. O'Reilly, its Senior Vice President, Secondary Marketing, provides for a base salary of not less than $200,000 per year and a bonus based upon the amount of the Company's profits derived from secondary marketing activities. The Company also pays to Mr. O'Reilly a car allowance in the amount of $500 per month. The employment agreement is for a term of five years, and will automatically renew for additional one-year terms, provided that either party may terminate the agreement upon 120 days' prior notice to the other party. The employment agreement contains covenants not to compete for a period ending on the first anniversary of the termination of Mr. O'Reilly's employment. If the Company terminates the agreement for any reason other than for cause or Mr. O'Reilly terminates his employment for good reason, then the Company must pay him a lump sum payment of $200,000 or, if a change in control occurs within 6 months of such termination, $300,000.

            The Company's employment agreement with Robert E. Burke, its Chief Financial Officer, provides for an annual base salary of $180,000, and is terminable by either party on two weeks' prior written notice to the other party.

--------------------------------------------------------------------------------

                   REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

            The Compensation Committee of the Board of Directors was established after completion of the Company's initial public offering in October 1999. The Compensation Committee is currently comprised of two non-employee directors, Joseph P. Bryant and C. Cathleen Raffaeli. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the compensation levels of the executive officers of the Company. The Compensation Committee also administers the Company's 1999 Omnibus Stock Incentive Plan and determines awards to be made under such plan to the Company's executive officers and to other eligible employees. The Compensation Committee began to review compensation programs for executive officers annually, commencing in the year 2000.

            With respect to 2000, virtually all of the compensation the Company paid to executive officers was established under employment agreements that the Company had negotiated and executed before its initial public offering. The Compensation Committee has met once in 2000 and has ratified the terms of the existing employment agreements. The following Compensation Committee Report describes the considerations that have guided, or will guide, the Compensation Committee in assessing executive compensation.

      Philosophy
      ----------

            The goal of the Compensation Committee is to provide competitive levels of compensation that integrate pay with the Company's short-term and long-term performance goals, reward corporate performance and recognize individual initiative and achievement. It is anticipated that these policies will help the Company to continue to attract and retain quality personnel and thereby enhance the Company's long-term profitability and share value.

            Executive compensation ranges will be designed to be competitive with (i) those amounts paid to senior executives at companies in the mortgage industry that compete with the Company, (ii) companies that are similar in size and profitability to the Company and (iii) companies with which the Company competes for senior executives. Within this framework, individual executive compensation will continue to be based on personal and corporate achievement and the individual's level of responsibility and experience. However, in any particular year, the Company's executives may be paid more or less than executives in peer companies, depending on the Company's own performance.

            The executive officers' compensation is comprised of four principal components: base salary, commissions, bonus and stock options or awards granted under AHMH's 1999 Omnibus Stock Incentive Plan. These components are discussed below.

      Base Compensation
      -----------------

            The base salaries of the Company's executive officers will be based in part on comparative industry data and on various quantitative and qualitative considerations regarding corporate and individual performance. An executive's base salary will be determined only after an assessment of his or her sustained performance, current salary in relation to an objective salary range for the executive's job responsibilities and his or her experience and potential for advancement. In establishing base salaries for the Company's executive officers, the Compensation Committee may consider several additional factors, including:
(i) industry compensation trends; (ii) cost of living and other local and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

geographic considerations; (iii) mortgage industry and job-specific skills and knowledge; (iv) historical and expected contributions to the Company's performance; and (v) level, complexity, breadth and difficulty of duties.

      Commissions
      -----------

            In addition to base salary, the Compensation Committee sets commissions for certain executives, providing an incentive to maximize the number of loans originated by the Company, in order to ultimately maximize corporate performance.

      Bonus Program
      -------------

            Eligible executive officers of the Company may also be awarded bonuses for achieving certain performance levels. These bonuses are based on various quantitative and qualitative performance criteria for these executive officers and are designed to attract and retain qualified individuals and also encourage them to meet the Company's desired performance goals.

      Stock Options and Stock Appreciation Rights
      -------------------------------------------

            In 1999, the Company provided long-term executive compensation incentives in the form of stock option awards and stock appreciation rights to more closely align the interests of management with the Company's stockholders. The Compensation Committee believes that stock option awards and stock appreciation rights are an effective means of advancing the long-term interests of the Company's stockholders by integrating executive compensation with the long-term value of the Company's Common Stock. Awards are granted at the prevailing market price on the date of grant and are valuable to executives only if the Company's Common Stock appreciates. No stock option awards or stock appreciation rights were made during 2000.

      Chief Executive Officer
      -----------------------

            Pursuant to his employment agreement, Mr. Strauss' annual base salary is $350,000 commencing January 1, 2000. Although Mr. Strauss' employment agreement provides for a salary of $350,000, he earned $355,329 in 2000 as a result of a one-time adjustment due to the Company's conversion from a bi-weekly to a semi-monthly payroll. In determining the fairness and adequacy of Mr. Strauss' compensation for 2000, the Compensation Committee took into consideration the Company's actual financial performance as well as Mr. Strauss' contributions to the growth and success of the Company. Other factors that have guided the Compensation Committee are Mr. Strauss' ability to lead the Company through its first years as a public company, the market performance of the Company's stock, the integration of acquired businesses, continued recruiting of valuable personnel and market development for the origination of loans. Mr. Strauss did not receive any portion of his compensation in the form of stock grants or options because he presently owns in excess of 56% of the outstanding shares and his interests are obviously aligned closely with other stockholders.

            Respectfully submitted,
            The Compensation Committee

            Joseph P. Bryant
            C. Cathleen Raffaeli


--------------------------------------------------------------------------------

PERFORMANCE GRAPH

            Set forth below is a graph comparing the cumulative total stockholder return on AHMH's Common Stock with the S&P 500 Index and the Nasdaq Financial Index. The Company's Common Stock traded on the Nasdaq National Market under the symbol "AHMH". The graph assumes an investment of $100.00 on October 1, 1999 in (i) AHMH's Common Stock, (ii) the stocks comprising the S&P 500 Index and (iii) a "peer group" selected by the Company's management. The peer group includes Countrywide Credit Industries, Inc., Flagstar Bancorp, Inc., Resource Bancshares Mortgage Group, Inc., Irwin Financial Corporation, E Loan, Inc. and Finet.com, Inc. The peer group utilized by the Company in 1999 also included Mortgage.com, Inc., which ceased doing business in 1999 and thus is not included in the peer group for 2000.








                               [GRAPHIC OMITTED]








                  CUMULATIVE TOTAL RETURN PERFORMANCE GRAPH


        DATE              AHMH     S&P 500 INDEX     PEER GROUP INDEX
------------------      --------   -------------     ----------------

October 1, 1999            100          100                100
December 31, 1999       107.07       114.86              78.29
December 31, 2000(1)     76.77       104.41             121.14

------------------
(1) The peer group utilized by the Company in 1999 also included Mortgage.com, Inc., which ceased doing business in 1999 and thus is not included in the peer group for 2000.

DIRECTOR COMPENSATION

            Directors who are neither the Company's employees nor those of its subsidiaries will receive $3,000 per Board or committee meeting attended (except for committee meetings held on the same day as a Board meeting). Directors will be reimbursed for out-of-pocket expenses incurred in connection with their service as directors. In addition, each non-employee director is eligible to receive non-qualified stock options and restricted stock awards under the Plan.

Directors who serve either as the Company's officers or employees or as officers or employees of any of its subsidiaries will not receive any additional compensation for their services as directors.

            In 1999, C. Cathleen Raffaeli and Joseph P. Bryant, as non-employee directors, each received, subject to the terms and conditions of the Plan, 16,667 shares of restricted stock. The restriction period with respect to the shares of restricted stock shall expire, and the shares may be sold, transferred or otherwise disposed of, subject to applicable securities law requirements, in October 2001.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            In consideration of his employment as Senior Vice President, Secondary Marketing, and the payment of $100, Mr. O'Reilly has granted the Company a 20-year non-exclusive license to use certain interest rate risk management software developed by Mr. O'Reilly.

            Kenneth P. Slosser, one of the Company's directors, is a Managing Director of Friedman, Billings, Ramsey & Co., Inc. On or about December 15, 1999, the Company engaged FBR to serve as its financial advisor in connection with the acquisitions of Marina and First Home and to provide the Company's Board of Directors with an opinion as to the fairness of each acquisition from a financial perspective. FBR received cash fees of $75,000 for its services as financial advisor in connection with each of these acquisitions. In addition, the Company agreed to indemnify FBR and its officers and directors against certain liabilities in connection with the acquisitions. Also, on June 21, 2000, the Company entered into an agreement retaining FBR for a period of one year to serve as its financial advisor and paid them a retainer fee of $50,000. This agreement has since been terminated. The Company has retained FBR to serve as representative of the underwriters in connection with a proposed public offering of shares of its Common Stock at a fee based upon the proceeds of the proposed offering. The Company has agreed to indemnify FBR and its officers and directors against certain liabilities in connection with the proposed offering.

            On August 26, 1999, prior to its initial public offering, the Company entered into a tax indemnification agreement between the Company, its President and Chief Executive Officer, Michael Strauss, and American Home Mortgage Corp., a wholly-owned subsidiary of the Company ("AHM"). This agreement commits the Company to indemnify and hold harmless Mr. Strauss from certain tax liabilities he may incur as a result of AHM's loss of S Corporation status due to the exchange by Mr. Strauss, previously the sole stockholder of AHM, of his shares of AHM common stock for shares of the Company's Common Stock immediately prior to the closing of its initial public offering.

            Mr. Strauss is a minority stockholder in Automated Information Services, Inc., which provides the Company with credit reports in the normal course of its business. Payments to this company for the years ended December 31, 1998, 1999 and 2000, amounted to approximately $504,000, $232,000 and $0, respectively, and no payments were made for the three months ended March 31, 2001.

            Mr. Strauss is a majority stockholder in Great Oak Title Agency, Inc. ("Great Oak"), which provides the Company with title services in the normal course of the Company's business. A borrower has the option of using Great Oak for title services. The total amounts due from Great Oak were $30,000 and $52,500 as of December 31, 1999 and 2000, respectively, and $52,500 as of March 31, 2001. The amounts due to the Company represent expenses it paid on behalf of the title company. Payments received from Great Oak amounted to approximately $0, $52,000 and $0 in 1998, 1999 and 2000, respectively, and no payments were received for the three months ended March 31, 2001.

            In connection with the Company's acquisition of Marina in 1999, the Company agreed to make certain future payments to the shareholders of Marina in exchange for their interests in the company. These future payments were capitalized and are included in notes payable on the Company's financial statements in accordance with generally accepted accounting principles. Among the future payments so capitalized are payments to Ronald L. Bergum, President of Marina, that have a capitalized value of approximately $1.2 million, and payments to John A. Johnston, Chief Executive Officer of Marina and a member of the Company's Board of Directors, that have a capitalized value of approximately $1.3 million.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AHMH's directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of AHMH's Common Stock and other equity securities with the Securities and Exchange Commission and the Nasdaq National Market. Directors, executive officers and 10% stockholders are required to furnish AHMH with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, AHMH believes that during 2000, AHMH's directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Kenneth P. Slosser was late in filing a Form 3 to reflect his becoming a director of the Company and filed a Form 5 in April 2001 to comply with reporting requirements.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The Compensation Committee makes all compensation decisions. During 2000, the following directors served on the Compensation Committee: Joseph P. Bryant and C. Cathleen Raffaeli. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                         II.   RATIFICATION OF AUDITORS

            The Board of Directors has appointed the firm of Deloitte & Touche LLP, independent accountants, to be the Company's external auditors for the fiscal year ended December 31, 2001, and recommends to stockholders that they vote for ratification of that appointment.

            Deloitte & Touche LLP served in this capacity for the fiscal year ended December 31, 2000. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

            The appointment of independent accountants is approved annually by the Board of Directors of AHMH and subsequently submitted to the stockholders for ratification. The decision of the Board is based on the recommendation of the Audit Committee, which reviews and approves in advance the scope of the audit, the types of non-audit services that AHMH will need and the estimated fees for the coming year. The Audit Committee also reviews and approves non-audit services to ensure that these services will not impair the independence of the accountants.

            Before making its recommendation to the Board of Directors for appointment of Deloitte & Touche LLP, the Audit Committee carefully considered that firm's qualifications as external auditors for the Company, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF
      DELOITTE & TOUCHE LLP AS AHMH'S AUDITORS FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2001.

              III.  APPROVAL OF AMENDMENT TO THE 1999 OMNIBUS STOCK
                                 INCENTIVE PLAN

GENERAL

            On August 16, 1999, the Company's Board of Directors adopted, and its sole stockholder at such time approved, the 1999 Omnibus Stock Incentive Plan (the "Plan"). The Company has reserved an aggregate of 750,000 shares of Common Stock for issuance under the Plan. The AHMH Board of Directors has, subject to stockholder approval, approved increasing the number of shares authorized for issuance under the Plan by an additional 750,000 shares, for a total of 1,500,000 shares. The Board also has, subject to stockholder approval, approved increasing the maximum number of shares that are available to be granted as incentive stock options under the Plan from 750,000 to 1,500,000 shares. The purpose of the Plan is to promote the Company's long-term growth and profitability by providing individuals with incentives to improve stockholder value and contribute to the Company's growth and financial success, and by enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. The Company will consider awards pursuant to the Plan in light of its overall compensation philosophy and competitive conditions in the marketplace.

PROPOSED AMENDMENT TO THE PLAN

            Currently, an aggregate of 750,000 shares of Common Stock are subject to the Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants. During fiscal 2000, the Company did not grant any options. On March 9, 2001, the Board of Directors approved an increase in the number of shares of Common Stock available for the grant of options under the Plan from 750,000 to 1,500,000 shares (subject to adjustment as described below and provided in the Plan). The Board also approved an increase in the maximum number of shares that are available to be granted as incentive stock options under the Plan from 750,000 to 1,500,000 shares (subject to adjustment as described below and provided in the Plan). The proposed increase in the aggregate number of shares available for the grant of options is intended to enhance the Company's flexibility in structuring incentive awards by facilitating future stock option grants.

            Set forth below is the text of the revised Section 3 and Section 4 of the Plan, which contain the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

            The text of Section 3 of the Plan shall be amended to read as follows:

            "3. Shares of Stock Subject to the Plan. The total number of shares that may be optioned or awarded under the Plan is 1,500,000 shares of Common Stock except that said number of shares shall be adjusted as provided in Section 13. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries."

            The text of Section 4 of the Plan shall be amended to read as follows:

            "4. Eligibility. Key salaried employees, including officers and directors of the Company and its subsidiaries, are eligible to be granted options and awarded restricted stock under the Plan and to have their bonuses payable in stock. The maximum number of shares of Common Stock that shall be available for the grant of options intended to be incentive stock options, as defined in Section 422 of the Code, shall be 1,500,000 shares (subject to adjustment as provided in Section 13 hereof). The employees and directors who shall receive awards or options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, which may be based upon information furnished to the Committee by the Company's management, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the option or options granted to each such employee or director selected. Such key salaried employees and directors who are selected to participate in the Plan shall be referred to collectively herein as "Participants." In no event shall any Participant who is a key employee be granted stock options with respect to more than 150,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 13 hereof)."

DESCRIPTION OF THE PLAN

            The summary of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

            The Plan provides for the grant of non-qualified stock options, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock appreciation rights and restricted and non-restricted stock awards, each of which may be granted separately or in tandem with other awards. Participation in the Plan is open to all of the Company's employees, officers and directors. However, only the Company's employees or those of its subsidiaries may receive incentive stock option awards.

            To date, 50,001 shares of restricted stock and options to acquire 694,027 shares of Common Stock have been granted. The options with respect to 410,433 shares of Common Stock are exercisable at the initial public offering price of $6.00 per share. The options to acquire the remaining 283,594 shares of Common Stock were granted at exercise prices ranging from $4.75 to $6.4375 per share, based on the market price of the Common Stock on the Nasdaq National Market at the time of the grant. As of June 8, 2001, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $11.95.

            The Compensation Committee of the Board of Directors administers the Plan. In doing so, the Compensation Committee has the authority to:

    o determine the eligible persons to whom, and the time or times at which, awards shall be granted;

    o   determine the types of awards to be granted;

    o determine the number of shares to be covered by or used for reference purposes for each award;

    o impose terms, limitations, restrictions and conditions on any award as deemed appropriate;

    o modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided, however, that except in specified circumstances, any modification that would materially adversely affect any outstanding award shall not be made without the consent of the grantee);

    o accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, without limitation, any restriction or condition with respect to the vesting or exercisability of an award following termination of any grantee's employment; and

    o establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

            As the Plan's administrator, the Compensation Committee also is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, or its financial statements or those of its subsidiaries, or of changes in applicable laws, regulations or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

            Options intended to qualify as incentive stock options under Section 422 of the Code must have an exercise price at least equal to fair market value on the date of grant. Incentive stock options may not be exercisable more than 10 years from the date the option is granted. If any of the Company's employees, or those of its subsidiaries, owns or is deemed to own at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of the Company's stock, the exercise price for the incentive stock options granted to that employee may not be less than 110% of the fair market value of the underlying shares on that date and the option may not be exercisable more than five years from the date the option is granted. The option exercise price may be paid in cash, by tender of shares of Common Stock, by a combination of cash and shares or by any other means the administrator of the Plan approves. Stock appreciation rights may be settled in cash, shares of Common Stock or a combination of both, in the administrator's discretion.

            Shares of restricted stock may be granted to employees or to directors of the Company. Restricted stock may not be sold, transferred, pledged or otherwise encumbered until (i) expiration of the "restricted period" established by the Compensation Committee at the time of grant, or attainment of performance goals established by the Compensation Committee at the time of grant, or (ii) if provided by the Compensation Committee at the time of grant,
(A) death of the employee or director, (B) termination of employment or director status by reason of permanent disability (as determined by the Compensation Committee), (C) retirement of the employee or director under circumstances prescribed by the Compensation Committee, or (D) a "Change in Control" of the Company (as defined below).

            The Compensation Committee also may grant to an employee or director shares of Common Stock in lieu of all or a portion of a cash bonus otherwise payable under the Company's (or a subsidiary's) compensation practices. Such Common Stock may be granted subject to such terms as may be prescribed by the Compensation Committee.

            In the event of a Change in Control of the Company, the Compensation Committee may, to assure fair and equitable treatment of the participants in the Plan, (i) accelerate restriction periods for purposes of vesting in, or realizing gain from, any outstanding options or shares of restricted stock awarded pursuant to the Plan, (ii) offer to purchase any outstanding options or shares of restricted stock made pursuant to the Plan from the holder for its equivalent cash value or (iii) make adjustments or modifications to outstanding options or shares of restricted stock as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. "Change in Control" means: (a) any person becomes the beneficial owner of securities of the Company representing more than 20% of the combined voting power of the Company's outstanding securities; (b) the Company's stockholders approve a merger or consolidation as a result of which securities representing less than 51% of the combined voting power of the securities of the surviving or resulting corporation will be owned by such stockholders; (c) the Company's stockholders approve an agreement for the sale or disposition of all or substantially all of the Company's assets (unless the agreement is with a subsidiary of the Company) or a plan of complete liquidation; (d) persons who were members of the Company's Board of Directors immediately before the completion of a tender offer or before a merger, consolidation, or contested election cease to constitute a majority of the Board of Directors as a result of any such transaction; or (e) a change in control which would be required to be reported in the Company's Proxy Statement.

            The Board of Directors may terminate, amend or modify the Plan or any portion of it at any time. However, all awards made before the termination of the Plan will remain in effect until they have been satisfied or terminated in accordance with the terms of the Plan and those awards. In addition, no amendment may be made, without the approval of the stockholders of the Company, which would (i) increase the number of shares reserved for issuance under the Plan, (ii) decrease the exercise price of an option to less than 100% of the fair market value of the underlying shares of Common Stock at the time of grant of the option, (iii) change the class of persons eligible to participate and receive awards under the Plan, or (iv) extend the term of the Plan.

            The Plan was approved on August 16, 1999 by its sole stockholder at such time, and the Plan became effective on September 23, 1999. The Plan will terminate upon the earlier of (i) the adoption of a resolution of the Company's

Board of Directors to terminate the plan, (ii) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions or
(iii) ten years from the effective date of the Plan.

            Because the Plan is discretionary, benefits to be received by individual optionees are not determinable. During the fiscal year ended December 31, 2000, no options were granted to (i) any person named in the "Summary Compensation Table" under the "Executive Compensation" section of this Proxy Statement; (ii) all current executive officers as a group; (iii) all current directors who are not executive officers as a group; (iv) any nominee for election as a director; (v) any associate of any such directors, executive officers or nominees referred to in (i) through (iv) above; or (vi) all employees, including all current officers who are not executive officers, as a group.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

            The following discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

            Nonqualified Stock Options ("NQSOs")
            ------------------------------------

            The grant of an NQSO will not result in taxable income to the grantee or an income tax deduction to the Company. The holder of an NQSO generally recognizes ordinary compensation income at the time the NQSO is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock acquired over the exercise price of the option. The Company is generally entitled to a corresponding deduction at that time for the amount of compensation income includible in the grantee's income. In the case of an employee exercising an NQSO, the amount of compensation income is subject to income tax withholding, and the Compensation Committee may require that an amount equal to the tax required to be withheld on exercise be remitted to the Company in addition to the option exercise price. The grantee's basis in the shares acquired upon exercise of an NQSO is equal to the sum of (i) the exercise price paid for the Common Stock, plus (ii) the amount included in the grantee's income upon exercise (this will generally be equal to the fair market value of the shares of Common Stock on the date of exercise of the NQSO). Any further gain (or loss) upon subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending upon the amount of time the shares were held following exercise.

            Incentive Stock Options ("ISOs")
            --------------------------------

            Neither the grant nor the exercise of an ISO will result in taxable income to the employee or a deduction to the Company. However, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price paid will constitute an item of adjustment that must be taken into account in determining the employee's alternative minimum taxable income.

            If the employee holds the shares acquired upon exercise of an ISO until the later of two years after grant of the ISO or one year after exercise, and if he or she has been an employee of the Company or a subsidiary at all times from the date of grant of the ISO until the date three-months before the date of exercise, then any gain (or loss) realized by the employee on a subsequent disposition of the shares will be long term capital gain (or loss). However, if the employee disposes of the shares acquired upon exercise of an ISO during the two-year period following grant of the ISO or the one-year period following exercise, the employee is generally required to recognize, as ordinary income for the year in which the disposition occurred, the amount by which the fair market value of the shares on the date of exercise of the ISO exceeds the exercise price paid, and the Company will be entitled to a corresponding compensation deduction for such year. In the case of such a disposition, the employee's basis in the shares disposed of is equal to the sum of the exercise price paid and the amount includible in his or her income as compensation.

            Stock Appreciation Rights ("SARs")
            ----------------------------------

            The grant of an SAR does not result in taxable income to the grantee or a deduction by the Company. Upon the exercise of an SAR, the grantee recognizes compensation income equal to the amount of cash, plus the fair market value of Common Stock or other property received, and the Company is entitled to a compensation deduction in a like amount.

            Restricted Stock
            ----------------

            The transfer of shares of restricted stock to an employee or director generally does not result in any taxable income to the recipient or deduction to the Company. On the date that the restrictions lapse (whether due to expiration of the restricted period or for any other reason), the recipient is required to recognize, as compensation income, an amount equal to the fair market value of the Common Stock on that date (less the amount, if any, paid by the recipient for the restricted stock). However, a recipient of restricted stock may elect, within thirty days after the transfer pursuant to Section 83(b) of the Code, to include in income for the year of transfer an amount equal to the fair market value of the Common Stock on the date of transfer (less the amount, if any, paid for the restricted stock). The Company is entitled to a compensation deduction for the amount includible in the recipient's income for the year of such inclusion, whether as a result of a Section 83(b) election or as a result of the lapse of the restrictions. In addition, in the case of a recipient who is an employee, the amount includible in the recipient's income and deductible by the Company is subject to income tax withholding. The Compensation Committee may require or permit the recipient to remit to the Company an amount, in cash, sufficient for the Company to satisfy its withholding obligation. Once the restrictions lapse (or a Section 83(b) election is made), the recipient's basis in the shares of Common Stock received as restricted stock is equal to the amount includible in the recipient's income by reason of the lapse of the restrictions (or the making of the Section 83(b) election), plus the amount, if any, paid by the recipient for the restricted stock, and the recipient's holding period for the stock begins on the date that the restrictions lapse (or on the date of transfer to him or her of the restricted stock if a Section 83(b) election is made).

            Limitations on Company Deductions; Parachute Payments
            -----------------------------------------------------

            Under Section 162(m) of the Code, the Company's deduction for certain payments of compensation to executive officers named in the "Summary

Compensation Table" is subject to a $1,000,000 limitation. However, certain "performance based compensation," the material terms of which are disclosed to and approved by stockholders, is exempt from this limitation.

            In addition, under certain circumstances, payments of compensation (including the value of the acceleration of the exercisability of options or SARs) in connection with a "change in control" of the Company could be deemed to be "excess parachute payments" for purposes of Sections 280G and 4999 of the Code. To the extent that payments are so considered, the Company is denied a deduction for the amount of the "excess parachute payment," and the recipient is subject to a nondeductible 20% excise tax upon such amounts.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO
                     THE 1999 OMNIBUS STOCK INCENTIVE PLAN.

                              INDEPENDENT AUDITORS

            The Board of Directors has appointed the firm of Deloitte & Touche LLP, independent certified public accountants, to be AHMH's auditors for the fiscal year ending December 31, 2000. Deloitte & Touche LLP also served as AHMH's independent certified public accountants for the fiscal years ended December 31, 1998 and December 31, 1999. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from stockholders.

AUDIT FEES

            The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $315,826.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            There were no fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

            The aggregate fees billed by Deloitte & Touche LLP for services rendered to AHMH, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were $195,359.

            The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of the external auditors.

                                  OTHER MATTERS

            The Board of Directors does not intend to bring any other business before the meeting, and as far as is known by the Board, no matters are to be brought before the meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

            A copy of AHMH's Annual Report for the fiscal year ended December 31, 2000, including audited financial statements, was sent to all stockholders of AHMH along with this Proxy Statement.

                             SOLICITATION OF PROXIES

            The proxy accompanying this Proxy Statement is solicited by the AHMH Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of AHMH, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. AHMH may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies will be paid by AHMH.

               STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

            AHMH's Amended and Restated Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2002 Annual Meeting of Stockholders must deliver a written notice of the proposal, together with certain specified information relating to such stockholder's stock ownership and identity, to AHMH's Secretary not earlier than April 12 nor later than May 13, 2002.

            Stockholders' proposals intended to be included in AHMH's proxy statement and form of proxy for the 2002 Annual Meeting of Stockholders must be received by AHMH no later than February 13, 2002.


                                       By order of the Board of Directors,



                                       /s/ Michael Strauss
                                       ---------------------------------------
                                       Michael Strauss
                                       Chairman of the Board

Dated:  June 13, 2001

                                      PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                      AMERICAN HOME MORTGAGE HOLDINGS, INC.

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 11, 2001

            The undersigned hereby appoints Michael Strauss and Robert Burke, and each or either of them, with full power of substitution, as his or her true and lawful agents and proxies ("Proxies") to represent the undersigned at the Annual Meeting of Stockholders of American Home Mortgage Holdings, Inc. ("AHMH") to be held at AHMH's headquarters, 520 Broadhollow Road, Melville, New York 11747, at 10:30 a.m. (Eastern Time) on July 11, 2001, and at any adjournments or postponements thereof, and authorizes said Proxies to vote all shares of AHMH shown on the other side of this card with all the powers the undersigned would possess if personally thereat.

            THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES, THE RATIFICATION OF THE EXTERNAL AUDITORS AND THE AMENDMENT TO THE 1999 OMNIBUS STOCK INCENTIVE PLAN. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF AHMH DATED JUNE 13, 2001 SOLICITING PROXIES FOR THE ANNUAL MEETING.

            All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment or postponement thereof are hereby revoked.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                         PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                    AMERICAN HOME MORTGAGE HOLDINGS, INC.
                                  JULY 11, 2001

           \|/ Please Detach and Mail in the Envelope Provided \|/
--------------------------------------------------------------------------------

A  [X]  PLEASE MARK
        YOUR VOTES AS
        IN THIS
        EXAMPLE USING
        DARK INK ONLY.

                          FOR
                      ALL NOMINEES         WITHHOLD
                    LISTED AT RIGHT       AUTHORITY
                   (EXCEPT AS MARKED   TO VOTE FOR ALL
                   TO THE CONTRARY     NOMINEES LISTED
                        BELOW)            AT RIGHT
1. Election of Directors [  ]                [  ]  Nominees: John A. Johnston
                                                             Leonard Schoen, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, PRINT THE NAME OF SUCH NOMINEE ON THE LINE PROVIDED

------------------------------------------------------------------------------

                                                     FOR     AGAINST    ABSTAIN

2. Ratification of Deloitte & Touche LLP as          [ ]       [ ]        [ ]
   External Auditors.

3. Amendment to the 1999 Omnibus Stock Incentive     [ ]       [ ]        [ ]
   Plan.

4. OTHER MATTERS:                                    [ ]       [ ]        [ ]
   Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment or postponement thereof.

SIGNATURES _______________________________________   DATE ___________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.

                                    EXHIBIT A
                                    ---------

                                     CHARTER

               OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                   OF AMERICAN HOME MORTGAGE HOLDINGS, INC.

I.    PURPOSE
      -------

      There shall be a committee of the Board of Directors of the Corporation (the "Board") to be known as the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public;
(ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

            1. Serve as an independent and objective committee to monitor the Corporation's financial reporting process and internal control systems.

            2. Provide an open avenue of communication between the independent auditors, the internal auditing department and the Board.

            3. Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

            4. Review the adequacy and effectiveness of the accounting and financial controls of the Corporation with the independent auditors, the Corporation's internal auditor and financial and accounting personnel. The Audit Committee shall elicit recommendations for improving internal controls and indicate particular areas where new or more detailed controls or procedures are necessary.

II.   COMPOSITION
      -----------

      The Audit Committee shall be composed of three (3) or more directors, which number shall be determined by the Board. The Chair of the Audit Committee shall be appointed by the Board. Each member of the Audit Committee shall be an independent director. The independent directors shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a committee member. In general, an individual will be precluded from Audit Committee membership if he or she is:
(i) currently employed by the Corporation, one of its affiliates or a current parent or predecessor company, or was so employed in the past three (3) years;
(ii) currently, or has been within the past three (3) years, a member of the immediate family of a current executive officer of the Corporation or one of its affiliates; (iii) an executive of another business organization where any of the Corporation's executives serve on the organization's compensation committee;
(iv) a partner, controlling stockholder or executive officer that has a business relationship with the Corporation; or (v) an individual who has a direct business relationship with the Corporation.

      All members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after their appointment to the Audit Committee. Financial literacy signifies the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, one member of the Audit Committee must have accounting or related financial management expertise. Audit Committee members may participate in education programs to enhance financial literacy.

III.  MEETINGS
      --------

      The Audit Committee shall endeavor to meet at least four (4) times annually, or more frequently as circumstances may require. To foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.   RESPONSIBILITIES AND DUTIES
      ---------------------------

      To fulfill its responsibilities and duties, the Audit Committee shall:

      Review of Documents/Reports
      ---------------------------

            1. Review and update this Charter periodically, but at least annually, as conditions dictate.

            2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

            3. Review the regular internal reports to management prepared by the internal auditing department and management's response thereto.

            4. Review each Form 10-Q and Form 10-K with financial management and the independent accountants prior to its filing or prior to the release of earnings.

      Independent Accountants
      -----------------------

            5.    Select the independent accountants.

            6. Review the performance of the independent accountants and consult with them out of the presence of management to discuss internal controls and the fullness and accuracy of the Corporation's financial statements and approve any proposed discharge of the independent accountants when circumstances warrant. The independent auditors are ultimately accountable to the Board and the Audit Committee, and the Board and the Audit Committee have the authority and responsibility to select, evaluate and replace the independent auditors.

            7. Be responsible for ensuring that the independent auditors submit a formal written statement regarding any relationships and services that may affect objectivity and independence, for discussing any relevant matters with the independent auditors and for recommending that the full Board take appropriate action to address the auditors' independence.


      Financial Reporting Processes
      -----------------------------

            8. Review the integrity of the Corporation's financial reporting processes, both internal and external, in consultation with the independent accountants and the internal auditors.

            9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.


      Process Improvement
      -------------------

            10. Establish reporting systems whereby management, the independent accountants and the internal auditors report any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

            11. Review any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

            12. Review significant disagreements among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

            13. Review improvements and changes in financial and accounting practices at a reasonable time after implementation.


      Ethical and Legal Compliance
      ----------------------------

            14. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

            15. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

            16. Review activities, organizational structure, and qualifications of the internal audit department.

            17. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

                                    EXHIBIT B
                                    ---------

                      AMERICAN HOME MORTGAGE HOLDINGS, INC.
                        1999 OMNIBUS STOCK INCENTIVE PLAN

                           Adopted on August 16, 1999
                       Effective as of September 23, 1999

      1. Purpose. The purpose of the American Home Mortgage Holdings, Inc. 1999 Omnibus Stock Incentive Plan (the "Plan") is to maintain the ability of American Home Mortgage Holdings, Inc. (the "Company") and its subsidiaries to attract and retain highly qualified and experienced employees, officers and directors and to give such employees, officers and directors a continued proprietary interest in the success of the Company and its subsidiaries. Pursuant to the Plan, such employees, officers and directors will be offered the opportunity to acquire the Company's Common Stock, par value $.0l per share (the "Common Stock"), through the grant of options, stock appreciation rights in tandem with such options, the award of restricted stock under the Plan, bonuses payable in stock or a combination thereof. Unless the context clearly indicates otherwise, references herein to "option" or "options" shall include any tandem stock appreciation right that may be granted in connection with such option or options in accordance with Section 6(f). As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      2. Administration of the Plan. The Plan shall be administered by a compensation committee (the "Committee") as appointed from time to time by the Board of Directors of the Company (the "Board"), which Committee shall consist of not less than two members of the Board; provided, however, that with respect to members of the Committee and any other directors who (i) are not employees of the Company or any of its subsidiaries or affiliates and (ii) are otherwise not eligible for selection to participate in any other plan of the Company or any of its subsidiaries or affiliates that entitles the participant therein to acquire securities or derivative securities of the Company ("Nonemployee Directors"), the Plan shall be administered by the entire Board, and accordingly, with respect to Committee members and other Nonemployee Directors, references herein to "Committee" shall mean the entire Board. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

      In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any question arising under the Plan made by the Committee shall be final and conclusive on all employees and directors of the Company and its subsidiaries participating or eligible to participate in the Plan. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee shall determine the employees and directors to whom, and the time or times at which, grants or awards shall be made and the number of shares to be included in the grants or awards. Within the limitations of the

Plan, the number of shares for which options will be granted from time to time and the periods for which the options will be outstanding will be determined by the Committee.

      Each option or stock or other awards granted pursuant to the Plan shall be evidenced by an option agreement or award agreement (an "Agreement"). An Agreement shall not be a precondition to the granting of options or stock or other awards; however, no person shall have any rights under any option or stock or other awards granted under the Plan unless and until the person to whom such option or stock or other award shall have been granted shall have executed and delivered to the Company an Agreement. The Committee shall prescribe the form of all Agreements. A fully executed original of the Agreement shall be provided to both the Company and the recipient of the grant or award.

      3. Shares of Stock Subject to the Plan. The total number of shares that may be optioned or awarded under the Plan is 750,000 shares of Common Stock except that said number of shares shall be adjusted as provided in Section 13. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries.

      4. Eligibility. Key salaried employees, including officers, and directors of the Company and its subsidiaries are eligible to be granted options and awarded restricted stock under the Plan and to have their bonuses payable in stock. The maximum number of shares of Common Stock that shall be available for the grant of options intended to be incentive stock options, as defined in
Section 422 of the Code, shall be 750,000 shares (subject to adjustment as provided in Section 13 hereof). The employees and directors who shall receive awards or options under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, which may be based upon information furnished to the Committee by the Company's management, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the award or awards and by the option or options granted to each such employee or director selected. Such key salaried employees and directors who are selected to participate in the Plan shall be referred to collectively herein as "Participants." In no event shall any Participant who is a key employee be granted stock options with respect to more than 150,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 13 hereof).

      5. Duration of the Plan. No award or option may be granted under the Plan more than ten years from the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier, but awards or options theretofore granted may extend beyond that date.

      6. Terms and Conditions of Stock Options. All options granted under this Plan shall be either incentive stock options, as defined in Section 422 of the Code, or options other than incentive stock options; provided, however, that all options granted to Nonemployee Directors shall be nonstatutory stock options not intended to qualify as incentive stock options entitled to special tax treatment under Section 422 of the Code. Each such option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

      (a) The option price per share shall be determined by the Committee. However, subject to Section 6(k), the option price of incentive stock options shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time the option is granted. For purposes of the Plan, the "Fair Market Value" on any date, means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales prices on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and asked prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.

      (b) Each option shall be exercisable pursuant to the attainment of such performance goals and/or during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the Agreement. In no event may an option be exercised more than ten years from the date the option was granted.

      (c) Unless otherwise provided in the Agreement, no option shall be exercisable within six months from the date of the granting of the option. An option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of 50 shares or the full number of shares then subject to the option. No fractional shares of Common Stock shall be issued upon the exercise of an option. If a fractional share of Common Stock shall become subject to an option by reason of a stock dividend or otherwise, the optionee shall not be entitled to exercise the option with respect to such fractional share.

      (d) Each Agreement shall state whether the option(s) evidenced thereby will or will not be treated as incentive stock option(s).

      (e) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including, if required by applicable law, taxes, if any. Payment, except as provided in the Agreement, shall be made as follows:

            (i) in United States dollars by certified check or bank draft; or

            (ii) by tendering to the Company shares of Common Stock already owned for at least six months by the person exercising the option, which may include shares received as the result of a prior exercise of an option, and having a Fair Market Value on the date on which the option is exercised equal to the cash exercise price applicable to such option; or

            (iii) by a combination of United States dollars and shares of Common Stock as aforesaid; or

            (iv) in accordance with a cashless exercise program established by the Committee in its sole discretion under which either (A) if so instructed by the optionee, shares may be issued directly to the optionee's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or (B) shares may be issued by the Company to an optionee's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to the Company that portion of the proceeds from the sale of such shares that is equal to the exercise price of the option(s) relating to such shares; or

            (v) in such other manner as permitted by the Committee at the time of grant or thereafter.

            No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to such optionee's option until such optionee has given written notice of exercise of such optionee's option and paid in full for such shares.

            (f) Notwithstanding the foregoing, the Committee may, in its sole discretion, grant to a grantee of an option a right (a "stock appreciation right") to elect, in the manner described below, in lieu of exercising such grantee's option for all or a portion of the shares of Common Stock covered by such option, to relinquish such grantee's option with respect to any or all of such shares and to receive from the Company a payment having a value equal to the amount by which (a) the Fair Market Value of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, exceeds (b) the total exercise price for that number of shares of Common Stock under the terms of such option; provided, however, that to the extent that a stock appreciation right is exercised by a Participant who is or may be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the ten-day election period described in Rule 1.6b-3(e) of the Exchange Act, the amount described in clause
(a) above shall be equal to the highest Fair Market Value of the shares of Common Stock during such ten-day election period. A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the "expiration date" for the stock appreciation right shall be the expiration date for the tandem option. A grantee who makes such an election shall receive payment in the sole discretion of the Committee (i) in cash equal to such excess or (ii) in the nearest whole number of shares of Common Stock of the Company having an aggregate Fair Market Value, which is not greater than the cash amount calculated in clause (i) above; or (iii) a combination of the forms of payment described in clauses (i) and (ii) above. A stock appreciation right may be exercised only when the amount described in clause (a) above exceeds the amount described in clause (b) above. An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, addressed to the Committee, is received at the Company's offices. An option or any portion thereof with respect to which a grantee has elected to exercise the stock appreciation rights described above shall be surrendered to the Company and such option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised. The grant of a stock appreciation right shall be evidenced by such form of Agreement as the Committee may prescribe. The Agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by the grantee.

            (g) Except as provided in the Agreement, an option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date of such exercise, the grantee was an employee or director of either the Company or of a subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code. The Agreement shall provide whether, and if so, to what extent, an option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the option. If the grantee should die, or become permanently disabled as determined by the Committee in accordance with the Agreement, at any time when the option, or any portion thereof, shall be exercisable by such grantee, the option will be exercisable within a period provided for in the Agreement, by the optionee or person or persons to whom such optionee's rights under the option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the option. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

            (h) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Section 6(g). During the lifetime of an optionee, the option shall be exercisable only by the optionee. In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee as provided in Section 6(g), the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

            (i) Notwithstanding any intent to grant incentive stock options, an option granted will not be considered an incentive stock option to the extent that it together with any earlier incentive stock options permits the exercise for the first time in any calendar year of more than $100,000 in Fair Market Value of Common Stock (determined at the time of grant).

            (j) The Committee may, but need not, require such consideration from an optionee at the time of granting an option as it shall determine, either in lieu of, or in addition to, the limitations on exercisability provided in
Section 6(e).

            (k) No incentive stock option shall be granted to an employee who owns or would own immediately before the grant of such option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. This restriction does not apply if, at the time such incentive stock option is granted, the option price is at least 110% of the Fair Market Value of one share of Common Stock, as determined in accordance with Section 6(a), on the date of grant and the incentive stock option by its terms is not exercisable after the expiration of five years from the date of grant.

            (l) An option and any Common Stock received upon the exercise of an option shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

            7. Terms and Conditions of Restricted Stock Awards. All awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

            (a) Awards of restricted stock may be in addition to or in lieu of option grants.

            (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by, the Committee at the time of each award of restricted stock (the "restriction period") as specified in the Agreement, the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price of any option granted under the Plan, provided an equal number of shares delivered to the recipient shall carry the same restrictions as the shares so used.

            (c) If so provided in the Agreement, shares of restricted stock shall become free of all restrictions if (i) the recipient dies, (ii) the recipient's employment terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires under specific circumstances set forth in the Agreement, or (iv) there is a Change in Control (as defined in Section 9 hereof) of the Company. The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled, the restricted stock held by such recipient shall be forfeited and revert to the Company.

            (d) Unless and to the extent otherwise provided in the Agreement in accordance with Section 7(c), shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment or directorship during the restriction period, except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

            (e) Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

            (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period, and the Company shall then deliver Common Stock certificates evidencing such stock to the recipient.

            (g) Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

            8. Bonuses Payable in Stock. In lieu of cash bonuses otherwise payable under the Company's or applicable subsidiary's compensation practices to employees and directors eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in Common

Stock or partly in Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such amount by the Fair Market Value of one share of Common Stock on the date the bonus is payable.

            9. Change in Control.

            (a) In the event of a Change in Control of the Company, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

            (i) accelerate restriction periods for purposes of vesting in, or realizing gain from, any outstanding option or shares of restricted stock awarded pursuant to this Plan;

            (ii) offer to purchase any outstanding option or shares of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

            (iii) make adjustments or modifications to outstanding options or with respect to restricted stock as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

            Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants; provided, however, that notwithstanding the foregoing, under no circumstances shall the Committee take or approve any action that would result in an "Excess Parachute Payment," as defined in Section 280G(b) of the Code.

            For purposes hereof, "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act, whether or not the Company is subject to the Exchange Act at such time; provided, however, that without limiting the generality of the foregoing, such a Change in Control shall in any event be deemed to occur if and when:

            (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), the Company, its subsidiaries and affiliates (as defined in Rule 12b-2 under the Exchange Act), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities;

            (ii) stockholders approve a merger or consolidation as a result of which securities representing less than 51% of the combined voting power of the outstanding voting securities of the surviving or resulting corporation will be beneficially owned, directly or indirectly, in the aggregate by the former stockholders of the Company;

            (iii) stockholders approve either (A) an agreement for the sale or disposition of all or substantially all of the Company's assets to an entity which is not a subsidiary of the Company, or (B) a plan of complete liquidation;

            (iv) the persons who were members of the Board immediately before the completion of a tender offer by any person other than the Company or a subsidiary or affiliate of the Company, or before a merger, consolidation, or contested election, or before any combination of such transactions, cease to constitute a majority of the Board as a result of such transaction or transactions; or

            (v) a change in control of the Company occurs of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act if the Company were subject to the provisions of the Exchange Act at the time such change in control occurs (whether or not the Company is subject to the Exchange Act at that time), and at the time such change in control occurs, the Company is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing (A) more than 30% of the combined voting power of the Company's then outstanding securities, and (B) more than the percentage of the combined voting power of the Company's outstanding securities beneficially owned, directly or indirectly, at that time by any other person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act).

            (b) In no event, however, may (i) any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided for in the Agreement), or (ii) any option be exercised after ten years from the date it was granted.

            10. Transfer, Leave of Absence. For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary or affiliate of the Company, whether or not incorporated, or vice versa, or from one subsidiary or affiliate of the Company to another, and (b) a leave of absence, duly authorized in writing by the Company or a subsidiary or affiliate of the Company, shall not be deemed a termination of employment.

            11. Rights of Employees and Directors.

            (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the Agreement.

            (b) Nothing contained in the Plan or Agreement shall be deemed to give any employee or director the right to be retained in the service of the Company or its subsidiaries.

            12. Tax Withholding Obligations.

            (a) If required by applicable law, the payment of taxes, upon the exercise of an option pursuant to Section 6(e) or a stock appreciation right pursuant to Section 6(f), shall be in cash at the time of exercise or on the applicable tax date under Section 83 of the Code, if later; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the

Committee; provided, further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation.

            (b) If required by applicable law, recipients of restricted stock, pursuant to Section 7, shall be required to pay taxes to the Company upon the expiration of restriction periods or such earlier dates as elected pursuant to
Section 83 of the Code; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Committee. If tax withholding is required by applicable law, in no event shall Common Stock be delivered to any awardee until such awardee has paid to the Company in cash the amount of such tax required to be withheld by the Company or has elected to have such awardee's withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Committee or otherwise entered into an agreement satisfactory to the Company providing for payment of withholding tax.

            (c) the Company shall first withhold from any cash bonus described in Section 8, an amount of cash sufficient to meet its tax withholding obligations before the amount of Common Stock paid in accordance with Section 8 is determined.

            13. Changes in Capital; Reorganization.

            (a) Upon changes in the outstanding Common Stock by reason of a stock dividend, stock split, reverse split, subdivision, recapitalization, an extraordinary dividend payable in cash or property, combination or exchange of shares, separation, reorganization or liquidation, and the like, the aggregate number and class of shares available under the Plan as to which stock options and restricted stock may be awarded, the number and class of shares under (i) each option and the option price per share and (ii) each award of restricted stock shall, in each case, be correspondingly adjusted by the Committee, such adjustments to be made in the case of outstanding options without change in the total price applicable to such options.

            (b) In the event (i) the Company is merged or consolidated with another entity and the Company is not the surviving corporation, or the Company shall be the surviving corporation and there shall be any change in the Common Stock of the Company by reason of such merger or consolidation, or (ii) all or substantially all of the assets of the Company are acquired by another corporation, or (iii) there is a reorganization or liquidation of the Company (each, a "Reorganization Event"), or (iv) the Board shall propose that the Company enter into a Reorganization Event, then the Board (acting solely through members of the Board who were members of the Board prior to the occurrence of the Reorganization Event) may in its discretion take any or all of the following actions:

            (i) by written notice to the holders of stock options or restricted stock awards, provide that the stock options or restricted stock awards shall be terminated unless exercised within 30 days (or such longer period as the Board shall determine in its discretion) after the date of such notice; and

            (ii) advance the dates upon which (A) any or all outstanding stock options and stock appreciation rights shall be exercisable or (B) restrictions applicable to restricted stock awards shall lapse.

            Whenever deemed appropriate by the Board, any action referred to in this Section 13(b) may be made conditioned upon the consummation of the applicable Reorganization Event.

            (c) Any adjustments or other action pursuant to this Section 13 shall be made by the Board and the Board's determination as to what adjustments shall be made or actions taken, and the extent thereof, shall be final and binding.

            14. Miscellaneous Provisions.

            (a) The Plan Shall be Unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under the Plan. Proceeds from the sale of shares of Common Stock pursuant to options granted under this Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

            (b) It is understood that the Committee may, at any time and from time to time after the granting of an option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, without limitation, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

            (c) If at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

            (d) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's or person's acceptance and ratification, and consent to, any action taken under the Plan by the Committee, the Company or the Board.

            (e) THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

            15. Limits of Liability.

            (a) Any liability of the Company or any of its subsidiaries to any participant with respect to any option or award shall be based solely upon contractual obligations created by the Plan and the Agreement.

            (b) None of the Company or any of its subsidiaries, or any member of the Committee or the Board, or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

            16. Amendments and Termination. The Board may, at any time, amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

            (a) except as is provided in Section 13, increase the maximum number of shares of Common Stock reserved for the purpose of the Plan;

            (b) except as is provided in Section 13, decrease the option price of an option to less than 100% of the Fair Market Value of a share of Common Stock on the date of the granting of the option;

            (c) change the class of persons eligible to receive an award of restricted stock, options or bonuses payable in Common Stock under the Plan; or

            (d) extend the duration of the Plan.

            The Committee may amend the terms of any award of restricted stock or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without such holder's written consent.

            17. Duration. The Plan shall be adopted by the Board as of the date on which it is approved by a majority of the Company's stockholders, which approval must occur within the period ending 12 months after the date the Plan is adopted. The Plan shall terminate upon the earliest of the following dates or events to occur:

            (a) the adoption of a resolution of the Board, terminating the Plan; or

            (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or (c) ten years from the date hereof.

            (c) ten years from the date hereof.